UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Keurig Dr Pepper Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! KEURIG DR PEPPER INC. 2024 Annual Meeting Vote by June 09, 2024 11:59 PM ET KEURIG DR PEPPER INC. 53 SOUTH AVE. BURLINGTON, MA 01803 FLASHID-JOB# You invested in KEURIG DR PEPPER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2024 11:00 AM EDT Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/KDP2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Timothy Cofer	For
1B	Robert Gamgort	For
1C	Oray Boston	For
1D	Joachim Creus	For
1E	Olivier Goudet	For
1F	Juliette Hickman	For
1G	Paul Michaels	For
1H	Pamela Patsley	For
1I	Lubomira Rochet	For
1J	Debra Sandler	For
1K	Robert Singer	For
2.	To approve, on an advisory basis, Keurig Dr Pepper Inc.'s executive compensation.	For
3.	To ratify the appointment of Deloitte & Touche LLP as Keurig Dr Pepper Inc.'s independent registered public accounting firm for fiscal year 2024.	For
4.	To vote on a stockholder proposal requesting additional reporting on plastic packaging, if properly presented at Annual Meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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FLASHID-JOB#